Exhibit 99.1

VPC
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Victory Park Capital

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                               NOTICE OF DEFAULT

December 22, 2008

VIA ELECTRONIC TRANSMISSION AND FEDERAL EXPRESS
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Mr. Gordon Hamilton                     Mr. John B. Sawyer
Chief Executive Officer                 Hamilton Aerospace Technologies,
Global Aircraft Solutions Inc.          Inc.
6451 S. Country Club, Suite 111         6901 S. Park Avenue
Tucson, AZ 85706                        Tucson, AZ 85706

Mr. John B. Sawyer                      Mr. John B. Sawyer
World Jet Corporation                   Hamiton Aerospace Mexico S.A. de
6901 S. Park Avenue                     C.V.
Tucson, AZ 85706                        Avenida Aeropuerto
                                        Tijuana, 22404
                                        Mexico

             Re: Notice of Events of Default; Reservation of Rights

Gentlemen:

          Reference is made to: (a) that certain Securities Purchase Agreement, dated as of December 20, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the "Securities Purchase Agreement"), by and among Global Aircraft Solutions Inc. ("Parent"), Hamilton Aerospace Technologies, Inc. ("Hamilton"), World Jet Corporation ("World Jet"), Hamilton Aerospace Mexico S.A. de C.V. ("Hamilton Mexico") (each of Parent, Hamilton, World Jet, and Hamilton Mexico, a "Company" and collectively, the "Companies"), and Victory Park Credit Opportunities Master Fund, Ltd. or its assigns (the "Lender"); (b) that certain Senior Secured Debenture, dated as of December 20, 2007, by and among the Companies and the Lender (as amended, restated, supplemented or otherwise modified from time to time, the "SS Debenture"); (c) that certain Junior Secured Debenture, dated as of December 20, 2007, by and among the Companies and the Lender (as amended, restated, supplemented or otherwise modified from time to time, the "JS Debenture"); (d) that certain Senior Secured Note, dated as of June 19, 2008, by and among the Companies and the Lender (as amended, restated, supplemented or otherwise modified from time to time, the "MD Note"); (e) that certain Senior Secured Note, dated as of October 22, 2008, by and among the Companies and the Lender (as amended, restated, supplemented or otherwise modified from time to time, the "First Bridge Note"); (f) that certain Senior Secured Note, dated as of December 17, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the "Second Bridge Note" and together with the SS Debenture, the JS Debenture, the MD Note and the First Bridge Note, the "Debentures"); and (g) those certain other Transaction

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227 West Monroe Street               Suite 3900               Chicago, IL 60606
Phone: 312.701.1777                                           Fax:  312.701.0794


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Victory Park Capital

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Documents executed in connection therewith. Unless otherwise specified, all capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Securities Purchase Agreement or the Debentures, as applicable.

          As you know, numerous Events of Default have occurred and are continuing under the Securities Purchase Agreement, the Debentures and the other Transaction Documents as of the date hereof, including, without limitation, the failure of the Companies to pay to the Lender the principal, accrued but unpaid interest, and all other amounts due under each of the Debentures on the respective Maturity Date set forth in each of the Debentures. Accordingly, as of the date hereof, the Lender shall be immediately entitled to exercise all of its rights and remedies under the Securities Purchase Agreement, the Debentures, the other Transaction Documents and/or applicable law. Without limiting the foregoing, the Lender hereby demands that the Companies pay in cash to the Lender the current outstanding principal, interest and other amounts due under the Debentures.

          Nothing in this letter or in any ongoing discussions or negotiations between the Lender and any or all of the Companies shall directly or indirectly:
(a) create any obligation to make any further extensions of credit or to defer any enforcement action; (b) constitute a consent or waiver of any past, present or future Event of Default or other violation of any provisions of the Securities Purchase Agreement, the Debentures or any other Transaction Documents; (c) amend, modify or operate as a waiver of any provision of the Securities Purchase Agreement, the Debentures or any other Transaction Documents or any right, power, privilege or remedy of the Lender thereunder or constitute an agreement to forbear or to restructure the Obligations in any respect or otherwise modify the capital structure of any or all of the Companies; or (d) constitute a course of dealing or other basis for altering any Obligations of any Company under the Securities Purchase Agreement, the Debentures, the other Transaction Documents or any other contract or instrument.

          The Lender expressly reserves all of its rights, powers, privileges and remedies under the Securities Purchase Agreement, the Debentures, the other Transaction Documents and/or applicable law, including without limitation, their right at any time (without any further notice) to: (a) cease making loans and other financial accommodations under the Securities Purchase Agreement, the Debentures or any other Transaction Documents; (b) accelerate the Obligations;
(c) commence any legal or other action to collect any or all of the Obligations from any or all of the Companies and/or any Collateral or any property pledged by any other person or entity as security for the Obligations (the "Other Collateral"); (d) foreclose or otherwise realize on any or all of the Collateral or Other Collateral and/or as appropriate, set-off or apply to the payment of any or all of the Obligations, any or all of the Collateral or Other Collateral;
(e) take any other enforcement action or otherwise exercise any or all rights and remedies provided for by any or all of the Securities Purchase Agreement, the Debentures, the other Transaction Documents or applicable law; and (f) reject any forbearance, financial restructuring or other proposal made by or on behalf of the Companies or any creditor or equity holder. No oral representations or course of dealing on the part of the Lender or any of its officers, employees or agents, and no failure or delay by the Lender with respect to the exercise of any right, power, privilege or remedy under any of the Securities Purchase Agreement, the Debentures, the other Transaction Documents or


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227 West Monroe Street               Suite 3900               Chicago, IL 60606
Phone: 312.701.1777                                           Fax:  312.701.0794



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VPC
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Victory Park Capital

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applicable law shall operate as a waiver thereof, and the single or partial exercise of any such right, power, privilege or remedy shall not preclude any later exercise of any other right, power, privilege or remedy.

          If you should have any questions regarding this matter, please contact me at 312.705.2786 or Matthew Ray at 312.701.0788.


                                    Sincerely,

                                    VICTORY PARK CREDIT OPPORTUNITIES
                                    MASTER FUND, LTD.

                                    By:  Victory Park Capital Advisors, LLC, its
                                    investment manager

                                    By:  /s/  Scott R. Zemnick
                                         ---------------------------------------
                                         Name:  Scott R. Zemnick
                                         Its:  General Counsel















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227 West Monroe Street               Suite 3900               Chicago, IL 60606
Phone: 312.701.1777                                           Fax:  312.701.0794